ING Equity Trust
ING LargeCap Value Fund, ING MidCap Value Fund and ING SmallCap Value Fund
Supplement dated March 16, 2007
to the Class A, Class B and Class C Prospectus and
the Class I and Class Q Prospectus and the
Statement of Additional Information (“SAI”)
each dated September 30, 2006
Effective February 28, 2007, William Pickering and Douglas C. Edman are no longer members of the Brandes Investment Partners, L.P. (“Brandes”) Large Cap Investment Committee that manages ING LargeCap Value Fund, Barbara Kyrillos is no longer a member of Brandes’ Mid Cap Investment Committee that manages ING MidCap Value Fund and William Pickering is no longer a member of Brandes’ Small Cap Investment Committee that manages ING SmallCap Value Fund.
All references to William Pickering, Barbara Kyrillos and Douglas C. Edman as members of the Investment Committees to the Funds contained in the Class A, Class B, and Class C and the Class I and Class Q Prospectuses and the SAI are hereby deleted in their entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

March 16, 2007
Via EDGAR
U.S. Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

RE:	ING Equity Trust (File Nos. 333-56881; 811-8817)
Ladies and Gentlemen:
Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for filing via the EDGAR system on behalf of ING Equity Trust (“Registrant”) is a supplement dated March 16, 2007, to the Registrant’s Class A, Class B and Class C Prospectus, the Class I and Class Q Prospectus, and the Registrant’s Class A, Class B, Class C, Class I and Class Q Statement of Additional Information, each dated September 30, 2006.
If you have any questions concerning the attached filing, please contact the undersigned at (480) 477-2649 or Kim Palmer at (480) 477-2674.
Regards,
/s/ Paul A. Caldarelli
Paul A. Caldarelli
Counsel
ING U.S. Legal Services